Semiannual Report - Financial Statements

T. Rowe Price
Tax-Free
High Yield Fund
August 31, 2001


T. Rowe Price Tax-Free High Yield Fund
--------------------------------------------------------------------------------
Unaudited

Financial Highlights             For a share outstanding throughout each period
--------------------------------------------------------------------------------


               6 Months       Year
                  Ended      Ended
                8/31/01    2/28/01    2/29/00    2/28/99    2/28/98    2/28/97

NET ASSET VALUE
Beginning
  of period       11.56      11.21      12.53      12.66      12.12      12.10

Investment activities
 Net investment
income loss)       0.35       0.67       0.66       0.66       0.69       0.70

  Net realized and
  unrealized
  gain (loss)      0.27       0.35      (1.32)     (0.07)      0.54       0.02

  Total from
  investment
  activities       0.62       1.02      (0.66)      0.59       1.23       0.72

Distributions
  Net investment
  income          (0.34)     (0.67)     (0.66)     (0.66)     (0.69)     (0.70)

  Net realized
  gain             --         --         --        (0.06)      --         --

  Total
  distributions   (0.34)     (0.67)     (0.66)     (0.72)     (0.69)     (0.70)

NET ASSET VALUE

End of
period            11.84      11.56      11.21      12.53   1 2.66        12.12

Ratios/Supplemental Data

Total
return(diamond)    5.43%      9.36%     (5.41)%     4.80%     10.42%      6.22%

Ratio of total
expenses to
average net
assets             0.72%!     0.72%      0.71%      0.71%      0.72%      0.74%

Ratio of net
investment
income (loss)
to average
net assets         5.73%!     5.89%      5.54%      5.28%      5.59%      5.86%

Portfolio
turnover
rate              29.4%!     15.1%      57.4%      38.9%      24.4%      37.0%

Net assets,
end of period
(in millions)    $1,157     $1,095     $1,080     $1,357     $1,242     $1,053
                ----------------------------------------------------------------

(diamond) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
        ! Annualized


The accompanying notes are an integral part of these financial statements.


T. Rowe Price Tax-Free High Yield Fund
--------------------------------------------------------------------------------
Unaudited                                                       August 31, 2001

Statement of Net Assets                                         Par      Value
--------------------------------------------------------------------------------
                                                                 In thousands

  ALABAMA  2.2%

  Alexander Special Care Fac.
  Fin. Auth., Russell Hosp.

       6.00%, 12/1/22                             $  3,125             $  2,807

  Baldwin County Eastern Shore Health Care Auth.
  Thomas Hosp.

       5.75%, 4/1/27                                 2,500                2,125
       6.75%, 4/1/21                                 1,450                1,437

  Columbia IDB, Alabama Power
       VRDN (Currently 2.50%)                        1,000                1,000

  Courtland IDB
       6.70%, 11/1/29 *                              1,000                1,067

     Solid Waste Disposal, Champion Intl.,
       5.90%, 2/1/17                                 3,750                3,799

  Mobile, GO

     Capital Improvement Warrants

       Zero Coupon, 8/15/18
       (MBIA Insured)                                4,550                1,520
       Zero Coupon, 8/15/19
       (MBIA Insured)                                4,675                1,456
       Zero Coupon, 8/15/20
       (MBIA Insured)                                4,810                1,397

  Rainbow City Special Health Care Fac.,
     8.125%, 1/1/21                                  4,140                4,121

  Selma IDB, Intl. Paper,
     6.70%, 2/1/18 *                                 2,000                2,136


  Shelby County, GO
       7.40%, 8/1/07                                 2,000                2,074
       7.70%, 8/1/17                                 1,000                1,038

  Total Alabama (Cost $25,208)                                           25,977


  ALASKA  1.4%

  Alaska Housing Fin.

       5.875%, 12/1/24
       (MBIA Insured)                                2,505                2,572
       6.10%, 6/1/30                                 4,930                5,208
       6.15%, 6/1/39                                 7,890                8,315

  Total Alaska (Cost $14,960)                                            16,095


  ARIZONA  1.3%

  Coconino County PCR, 6.375%, 10/1/36 *             2,555                2,573

  Maricopa County IDA, Victoria Housing,
     9.50%, 5/1/23                                   4,440                4,595


T. Rowe Price Tax-Free High Yield Fund
--------------------------------------------------------------------------------

  Peoria IDA
  Sierra Winds

       6.25%, 8/15/14                             $  2,040             $  1,975
       6.25%, 8/15/20                                3,500                3,325
       6.50%, 8/15/31                                1,000                  953

  Tempe IDA, Friendship Village of Tempe,
     6.75%, 12/1/13                                  1,950                1,894

  Total Arizona (Cost $14,996)                                           15,315


  ARKANSAS  0.3%

  Jefferson County Hosp.
       5.80%, 6/1/21                                 1,000                1,034
       5.85%, 6/1/26                                 2,000                2,066

  Total Arkansas (Cost $2,962)                                            3,100


  CALIFORNIA  5.7%

     East Palo Alto Redev. Agency
     Univ. Circle Gateway

       6.50%, 10/1/19                                1,000                1,081
       6.625%, 10/1/29                               1,780                1,921

  Foothill / Eastern Transportation Corridor Agency

     California Toll Road

       Zero Coupon, 1/1/15
       (Escrowed to Maturity)                        2,500                1,376

       Zero Coupon, 1/1/17
       (Escrowed to Maturity)                       12,265                5,980

       Zero Coupon, 1/1/19
       (Escrowed to Maturity)                       10,000                4,358

       Zero Coupon, 1/1/25
       (Escrowed to Maturity)                        8,000                2,465

       Zero Coupon, 1/1/26
       (Escrowed to Maturity)                       17,500                5,126

       Zero Coupon, 1/1/28
       (Escrowed to Maturity)                       10,000                2,634

       Zero Coupon, 1/1/30
       (Escrowed to Maturity)                       25,000                5,952

  Fresno Joint Powers Fin. Auth.,
     6.55%, 9/2/12                                $  3,000             $  3,227

  Inglewood Redev.

       6.125%, 7/1/23                                2,185                2,245

       6.125%, 7/1/23
       (Prerefunded 7/1/03!)                         1,255                1,357

  Irvine Improvement Bond Act 1915,
     5.90%, 9/2/23                                   3,000                3,036

  Los Angeles County, Marina del Rey, COP,
     6.50%, 7/1/08                                   3,250                3,441

  Los Angeles Dept. Water & Power

     5.375%, 7/1/20
     (MBIA Insured)                                  5,000                5,223

  Roseville

     Stoneridge Community Fac.

       6.20%, 9/1/21                                 1,250                1,255

       6.30%, 9/1/31                                 2,500                2,512

  Sacramento City Fin. Auth.,
     Convention Center, 6.25%, 1/1/30               10,000               10,181

  San Jose Multifamily Housing, Helzer
     Courts Apartments

     6.40%, 12/1/41 *                             $  3,000             $  2,907

  Total California (Cost $55,147)                                        66,277


  COLORADO  1.5%

     Colorado Ed. & Cultural Fac. Auth.
     Charter School
       7.50%, 8/15/21                                1,000                  971
       7.625%, 8/15/31                               1,000                  958

  Colorado HFA

       6.50%, 11/15/31                               2,000                2,115

     Hosp. Portercare Adventist Health,
       6.625%, 11/15/26                                500                  535

  Colorado Housing Fin. Auth.,
     8.70%, 11/1/04 *                                  490                  502

  Denver City & County Airport System,
     United Air Lines
       6.875%, 10/1/32 *                             4,000                4,012

  Denver Health & Hosp. Auth., Healthcare
       6.00%, 12/1/31                                1,750                1,763

  E-470 Public Highway Auth.
       Zero Coupon, 9/1/20
       (MBIA Insured)                               17,420                6,544

  Total Colorado (Cost $15,970)                                          17,400


  CONNECTICUT  1.3%

  Connecticut Dev. Auth., PCR,
     Light & Power, 5.85%, 9/1/28                    4,340                4,447

  Mashantucket Western Pequot Tribe
       5.50%, 9/1/28                              $  5,000             $  4,933
       5.70%, 9/1/12                                 1,000                1,053
       5.75%, 9/1/18                                 1,000                1,020
       5.75%, 9/1/27                                 4,000                4,041

  Total Connecticut (Cost $14,746)                                       15,494

  DELAWARE  0.6%

  Delaware Economic Dev. Auth., Peninsula Methodist Homes
       8.50%, 5/1/22                                   330                  343
       8.50%, 5/1/22 (Prerefunded 5/1/02!)           2,170                2,297

  Delaware HFA, Beebe Medical Center,
     6.75%, 6/1/14                                   3,975                4,129

  Total Delaware (Cost $6,381)                                            6,769


  DISTRICT OF COLUMBIA                                 2.3%

  District of Columbia

     American Geophysical Union,
       5.875%, 9/1/23                                1,750                1,759

     James F. Oyster Elementary School Pilot
       6.60%, 11/1/15                                2,270                2,413

     Medlantic Health Care Group

       5.75%, 8/15/26 (MBIA Insured)
       (Escrowed to Maturity)                        6,000                6,370

     Methodist Home
       5.50%, 1/1/11                                 1,000                  945
       6.00%, 1/1/20                                 3,920                3,503

  District of Columbia, GO

       6.97%, 7/1/06 (FSA Insured)                   2,375                2,626

       7.19%, 7/1/06 (FSA Insured)                   7,495                8,760

  Total District of Columbia (Cost $24,478)                              26,376


  FLORIDA  2.6%

  Brevard County Tourist Dev.
     Florida Marlins Spring Training Fac.
       6.875%, 3/1/13                                1,520                1,639

  Charlotte County IDR,
  Beverly Enterprises, 10.00%, 6/1/11                  685                  710

  Collier County IDA, Beverly
     Enterprises, 10.75%, 3/1/03                     1,120                1,157

  Dade County, Guaranteed Entitlement
       Zero Coupon, 2/1/12
       (MBIA Insured)                             $ 14,215             $  8,436

  Escambia County IDR,
     Beverly Enterprises, 9.80%, 6/1/11                370                  380

  Hernando County IDR, Beverly
     Enterprises, 10.00%, 9/1/11                       650                  679

  Jacksonville IDR, Beverly
     Enterprises, 7.00%, 10/1/11                     2,330                2,313

  Lee County IDA, Cypress Cove,
     6.375%, 10/1/25                                 2,600                2,342

  Leon County IDR, Beverly
     Enterprises, 9.80%, 6/1/11                        375                  385

  Orange County HFA

     Westminster Community Care
       6.50%, 4/1/12                                 2,525                2,401
       6.75%, 4/1/34                                 2,695                2,430

  Orange County IDA, Beverly
     Enterprises, 9.25%, 8/1/10                        350                  361

  St. John's County IDA,
     Vicar's Landing, 6.75%, 2/15/12                 4,000                4,043

  Tampa Bay Water, Utility Systems

       VRDN (Currently 2.08%)
       (FGIC Insured)                                2,000                2,000

  Winter Garden IDA, Beverly
     Enterprises, 8.75%, 7/1/12                      1,000                1,042

  Total Florida (Cost $29,581)                                           30,318


  GEORGIA  3.0%

  Americus & Sumter County Hosp. Auth.

     Magnolia Manor
       6.25%, 5/15/19                                1,000                  919
       6.375%, 5/15/29                               3,500                3,159

  Athens-Clarke Residential Care Fac.
     for the Elderly Auth.
     Wesley Woods of Athens,
       6.375%, 10/1/27                               2,500                2,182

  Chatham County Hosp. Auth.,
       6.125%, 1/1/24                                3,250                3,437

  Coweta County Residential Care Fac. for the Elderly Auth.

     Wesley Woods of Newnan-Peachtree City

       8.25%, 10/1/26                                3,145                3,367

  Effingham County IDA, PCR,
       6.50%, 6/1/31                                 5,000                5,228

  Municipal Electric Auth. of Georgia,
       6.25%, 1/1/17                                 4,000                4,638

  Rockdale County Dev. Auth.
     Solid Waste Disposal, Visy Paper

       7.40%, 1/1/16 *                               3,865                3,954

       7.50%, 1/1/26 *                               3,900                3,975

  Savannah Economic Dev. Auth., College of Art & Design

       6.80%, 10/1/19                             $  3,430              $ 3,650

  Total Georgia (Cost $33,699)                                           34,509


  HAWAII  0.7%

  Hawaii Dept. of Budget & Fin.

     Kapiolani Health Obligated Group
       6.20%, 7/1/16                                 2,000                2,118
       6.25%, 7/1/21                                 6,000                6,298

  Total Hawaii (Cost $8,039)                                              8,416


  IDAHO  0.3%

     Idaho HFA, Single Family, 7.80%,
       1/1/23 *                                        790                  799

     Idaho Student Loan Marketing Assoc.,
       6.70%, 10/1/07 *                              2,500                2,607

  Total Idaho (Cost $3,287)                                               3,406


  ILLINOIS   5.8%

  Aurora Economic Dev., Dreyer
     Medical Clinic, 8.75%, 7/1/14                   3,735                3,853

  Chicago O'Hare Int'l Airport,
     United Airlines, 6.30%, 5/1/16                  7,500                7,691

  Illinois Dev. Fin. Auth.,
     Adventist Health, 5.50%, 11/15/20               4,500                4,452

  Illinois HFA
     Community Hosp. of Ottawa,
       6.85%, 8/15/24                                5,275                5,392

     Covenant Retirement Community,
       7.60%, 12/1/12                                2,665                2,838

     Glen Oaks Medical Center
       7.00%, 11/15/19
       (Escrowed to Maturity)                        3,300                3,623

     Hinsdale Hosp.
       7.00%, 11/15/19
       (Escrowed to Maturity)                        5,100                5,599

     Holy Cross Hosp., 6.75%, 3/1/24                 6,650                5,222

     Lutheran Senior Ministries,
       7.375%, 8/15/31                               4,750                4,741

     Riverside Health Systems,
       6.80%, 11/15/20                               2,250                2,487

     Riverside Medical Center,
       5.75%, 11/15/20                               2,620                2,647

     Victory Health Services,
       5.375%, 8/15/16                               5,105                5,092

  Metropolitan Pier and Exposition Auth.
     McCormick Place, 5.25%,
       12/15/28 (FGIC Insured)                       7,000                7,111

  Southwestern Illinois Dev. Auth., Anderson Hosp.
     7.00%, 8/15/22
     (Prerefunded 8/15/02!)                          2,500                2,650

  Village of Carol Stream, DuPage County
     Windsor Park Manor
       7.00%, 12/1/13                             $  2,000             $  1,988

       7.20%, 12/1/14                                1,200                1,206

  Total Illinois (Cost $65,149)                                          66,592


  INDIANA  2.9%

  Goshen, Greencroft Obligation Group,
       5.75%, 8/15/28                                4,000                3,423

  Hammond Sewage and Solid Waste
     American Maize Products,
       8.00%, 12/1/24 *                              3,800                3,955

  Indiana HFA, Clarian Health Partners
       5.50%, 2/15/16
       (MBIA Insured)                                2,800                2,936

  Indiana HFFA, Deaconess Hosp.,
       5.50%, 3/1/29                                 3,600                3,550

  Indianapolis Airport Auth.
     Federal Express, 7.10%, 1/15/17 *               5,000                5,396

     United Air Lines, 6.50%, 11/15/31 *            10,225               10,117

  St. Joseph County Economic Dev.
     Madison Center
       5.45%, 2/15/17                                3,400                3,143
       5.50%, 2/15/21                                1,150                1,045

  Total Indiana (Cost $32,951)                                           33,565


  IOWA  0.2%

  Iowa HFA, Wesley Retirement,
       6.25%, 2/1/12                                 2,400                2,316

  Total Iowa (Cost $2,400)                                                2,316

  KANSAS  0.6%

     Olathe Senior Living Fac., Aberdeen
     Village, 8.00%, 5/15/30                         2,000                2,038

     Overland Park Dev., 7.375%, 1/1/32              5,000                5,332

  Total Kansas (Cost $6,870)                                              7,370


  KENTUCKY  1.2%

  Florence Housing Fac., Bluegrass RHF Housing

       7.625%, 5/1/27
       (Prerefunded 5/1/07!)                         2,500                3,032

  Kenton County Airport Board
     Delta Airlines
       7.50%, 2/1/12 *                            $  5,530             $  5,702

       7.50%, 2/1/20 *                               5,360                5,526

  Total Kentucky (Cost $13,442)                                          14,260


  LOUISIANA  2.6%

  Lake Charles Harbor & Terminal Dist.
     Panhandle Eastern, 7.75%, 8/15/22               5,000                5,342

     Louisiana Offshore Terminal Auth. IDR
     Deepwater Port, 7.60%, 9/1/10                   4,050                4,105

  Louisiana PFA
     5.625%, 8/15/29                                 1,000                  987

     IDR, Beverly Enterprises,
       8.25%, 9/1/08                                   980                1,019

     Pendelton Memorial Methodist Hosp.
       5.25%, 6/1/17                                 4,515                3,278
       5.25%, 6/1/28                                 5,780                3,756

     St. James Place of Baton Rouge

       10.00%, 11/1/21
       (Prerefunded 11/1/01!)                        4,500                4,643

  Plaquemines Parish IDB, PCR
     AMAX Nickel Refining
       7.25%, 10/1/09                                1,280                1,281

  West Feliciana Parish, PCR, Entergy
  Gulf States, 5.65%, 9/1/28                         5,000                5,188

  Total Louisiana (Cost $31,736)                                         29,599


  MARYLAND  4.6%

  Baltimore Gas & Electric,
     TECP, 2.70%, 9/4/01                             4,150                4,150

     Berlin Hosp. Revenue, Atlantic
     General Hosp., 8.375%, 6/1/22                                   1,8001,850

     Gaithersburg Economic Dev.,
     Asbury Methodist, 5.50%, 1/1/15                 5,750                5,832

     Maryland Energy Fin. Administration,
       7.50%, 9/1/15 *                               6,000                5,804

     Maryland CDA, Single Family,
       7.25%, 4/1/19                                 1,260                1,287

  Maryland HEFA, Mercy Ridge,
       VRDN (Currently 2.10%)                        6,000                6,000

  Maryland HHEFA, Doctor's Community
     Hosp., 5.50%, 7/1/24                            4,000                3,413

  Maryland Ind. Dev. Fin. Auth.
     American Association of Blood Banks
       7.25%, 8/1/13 (FSA Insured)                   2,700                2,764

     McDonogh School Fac.,
       VRDN (Currently 2.05%)                        3,940                3,940

  Maryland National Capital Park Planning Commission
     Little Bennett Golf Fac.
       8.25%, 10/1/11
       (Prerefunded 10/1/02!)                     $  1,845             $  1,991

  Montgomery County Economic Dev.,
     VRDN (Currently 2.10%)                          3,060                3,060

  Montgomery County Housing Opportunities
     Commission Multifamily,
       8.75%, 7/1/2                                  1,985                2,071

       Single Family, 6.10%, 7/1/27                  1,790                1,851

  Northeast Maryland Waste Disposal Auth.
     Baltimore Resco Retrofit,
       5.00%, 1/1/12 *                               3,780                3,711

  Washington Suburban Sanitary Dist.
     GO, BAN, VRDN (Currently 2.10%)                 5,000                5,000

  Total Maryland (Cost $51,892)                                          52,724


  MASSACHUSETTS  4.1%

  Massachusetts, GO
       7.50%, 6/1/04                                 2,750                2,961

     Central Artery,
       VRDN (Currently 2.55%)                        2,850                2,850

  Massachusetts Bay Transportation Auth., GO
     General Transportation
       7.00%, 3/1/19                                 2,500                3,121

       7.00%, 3/1/21                                 2,000                2,498

  Massachusetts Dev. Fin. Agency
       7.375%, 4/1/09                                3,300                3,334

     Boston Univ.
       5.375%, 5/15/39                               3,000                3,034

       5.45%, 5/15/59                                2,500                2,554

     Ogden Haverhill, 6.70%, 12/1/14 *               2,250                2,385

  Massachusetts HEFA
       5.75%, 7/1/32                                 4,000                4,123

     Nichols College, 6.125%, 10/1/29                3,500                3,149

  Massachusetts Housing Fin. Agency

     Housing Project, 6.375%, 4/1/21                 1,925                1,995

     Single Family, 6.35%, 6/1/17                    1,580                1,641

  Massachusetts Ind. Fin. Agency

     Bradford College, 5.625%, 11/1/28               6,000                2,922

     Nevins Home, 7.875%, 7/1/23                     5,025                5,070

  Massachusetts Ind. Fin. Agency
     Ogden Haverhill
     5.40%, 12/1/11 *                       $         3,600      $        3,653

       5.60%, 12/1/19 *                              2,000                1,912

  Total Massachusetts (Cost $47,847)                                     47,202


  MICHIGAN   1.7%

  Dickinson County Economic Dev.,
     Champion Int'l, 5.85%, 10/1/18                  4,000                4,086

  Garden City Hosp. Fin. Auth.
     Garden City Hosp.
       5.625%, 9/1/10                                1,265                1,009

       5.75%, 9/1/17                                 1,500                1,097

  Michigan Hosp. Fin. Auth., Saratoga Community Hosp.
       8.75%, 6/1/10
       (Prerefunded 6/1/02!)                         3,017                3,185

  Michigan Strategic Fund
     Waste Management
     4.85%, 9/1/11
     (AMBAC Insured)                                 3,000                3,135

       5.20%, 4/1/10 *                               6,500                6,469

       6.625%, 12/1/12 *                             1,000                1,037

  Total Michigan (Cost $18,929)                                          20,018


  MINNESOTA  0.6%

  Minneapolis, Walker Methodist
     Senior Services, 6.00%, 11/15/28                7,500                6,506

  Minneapolis & St. Paul Metropolitan
     Airports, 6.50%, 4/1/05 *                       1,000                1,011

  Total Minnesota (Cost $8,451)                                           7,517


  MISSISSIPPI  1.8%

  Mississippi Business Fin., Systems
     Energy Resources, PCR
       5.875%, 4/1/22                               10,000                9,888

       5.90%, 5/1/22                                 5,675                5,627

  Mississippi Hosp. Equipment
     & Fac. Auth., Magnolia Hosp.
     7.375%, 10/1/21

       (Prerefunded 10/1/01!)                        2,930                2,999

  Warren County, Int'l Paper,
  6.75%, 8/1/21 *                                    2,000                2,136


  Total Mississippi (Cost $20,348)                                       20,650


  MISSOURI  1.6%

  Good Shepherd Nursing Home Dist.
     Nursing Home Fac.

       5.45%, 8/15/08                      $         1,025      $         1,004

       5.90%, 8/15/23                                2,000                1,780

  Hannibal IDA, Hannibal Medical Center
       9.50%, 3/1/22
       (Prerefunded 9/1/01!)                         3,550                3,724

  Joplin IDA, Tri-State Osteopathic Hosp.
       8.25%, 12/15/14
       (Prerefunded 12/15/01!)                       1,025                1,061

  Lee's Summit IDA, John Knox
     Village, 7.125%, 8/15/12                        1,375                1,404

  Missouri HEFA, Still Regional Medical Center
       7.70%, 2/1/13
       (Prerefunded 2/1/02!)                         4,170                4,328

  Newton County IDA, 7.125%, 11/1/08                 1,210                1,211

  St. Louis Airport
       5.00%, 7/1/26
       (MBIA Insured)                                2,500                2,496

       6.00%, 1/1/04                                 1,285                1,338

  Total Missouri (Cost $17,962)                                          18,346


  MONTANA   0.4%

  Montana Board of Housing
       7.85%, 10/1/04
       (FHA Guaranteed)                                345                  357

     Single Family, 6.00%, 12/1/29 *                 3,960                4,137

  Total Montana (Cost $4,305)                                             4,494


  NEBRASKA   0.6%

  City of Kearney, Great Platte
     River Road, 6.75%, 1/1/23                       5,000                  600

  Nebraska Investment Fin. Auth.,

       6.30%, 9/1/20 *                               5,790                6,180

  Total Nebraska (Cost $10,672)                                           6,780


NEVADA   1.8%

Clark County IDR
  Nevada Power

    5.50%, 10/1/30                                   3,500                3,185

    5.90%, 11/1/32 *                                10,000                9,456

Clark County IDR
  Southwest Gas
    7.30%, 9/1/27                          $         3,000      $         3,101
    7.50%, 9/1/32 *                                  5,000                5,167

Nevada Housing Division
    9.35%, 10/1/02                                      60                   60

    9.45%, 10/1/03 *                                   160                  163
    9.65%, 10/1/02 *                                    80                   81

Total Nevada (Cost  $21,205)                                             21,213


NEW HAMPSHIRE  0.3%

New Hampshire HHEFA, Catholic
    Medical Center, 8.25%, 7/1/13                    3,000                3,005

Total New Hampshire (Cost  $2,974)                                        3,005


NEW JERSEY  3.5%

Camden County Improvement Auth.
  Kaighn Point Marine Terminal, 8.00%, 6/1/27 *      4,000                1,975

Gloucester County Improvement Auth.
    Waste Management, 6.85%, 12/1/09                 1,000                1,135

New Jersey Economic Dev. Auth.
    Continental Airlines, 6.25%, 9/15/19 *          14,000               13,925

    Evergreens, 6.00%, 10/1/17                       1,300                1,221

    Franciscan Oaks, 5.75%, 10/1/23                  1,775                1,536

    Kapkowski Road Landfill

      6.375%, 4/1/18                                 2,000                2,113

      6.375%, 4/1/31                                 2,000                2,105

    Keswick Pines

      5.75%, 1/1/24                                  3,885                3,452

      8.75%, 1/1/24 (Prerefunded 1/1/04!)            5,825                6,694

New Jersey Sports & Exposition Auth., Monmouth Park
    8.00%, 1/1/25 (Prerefunded 1/1/05!)              5,250                6,146

Total New Jersey (Cost  $39,916)                                         40,302


NEW YORK  7.0%

Dormitory Auth. of the State of New York
  City Univ.
    5.625%, 7/1/16                                   3,100                3,501

    6.00%, 7/1/14                                    2,730                3,101

Dormitory Auth. of the State of New York
  Dept. of Health, 5.50%, 7/1/25
    (MBIA Insured)                         $         3,500      $         3,629

  State Univ. Ed. Fac.
    5.25%, 5/15/13                                   5,000                5,409

    5.25%, 5/15/19                                   5,000                5,365

    5.875%, 5/15/17                                  3,000                3,468

Huntington Housing Auth., Gurwin Jewish
  Senior Residences
    6.00%, 5/1/39                                    1,140                  995

Metropolitan Transportation Auth., Service Contract
    5.50%, 7/1/17                                    4,000                4,440

New York City

    5.875%, 3/15/13 (Prerefunded 3/15/06!)             540                  611

New York City, GO
    5.875%, 3/15/13                                  2,210                2,389

    6.00%, 2/15/16                                   2,105                2,935

    6.00%, 2/15/16 (Prerefunded 2/15/05!)              705                   78

    6.20%, 8/1/07 (Prerefunded 8/1/04!)                120                  133

    6.25%, 8/1/09                                    7,000                7,924

New York City Health & Hosp., Health System Bonds
    5.25%, 2/15/17                                   5,500                5,617

New York City Ind. Dev. Agency,
    5.50%, 7/1/28 *                                  6,000                5,983

New York City Municipal Water Fin. Auth.
    Water and Sewer, 5.50%, 6/15/23                  5,000                5,126

New York State Mortgage Agency, Homeowner Mortgage
    5.90%, 4/1/27                                    4,000                4,205

Niagara County Ind. Dev. Agency, Solid Waste Disposal
    5.50%, 11/15/13 *                                1,000                1,046

    5.50%, 11/15/15                                  2,000                2,057

Oneida County IDA
    Civic Fac., 5.875%, 12/1/29                      2,750                2,307

    St. Elizabeth Medical Center
    5.625%, 12/1/09                                  1,400                1,352

    6.00%, 12/1/19                                   2,520                2,234

Suffolk County Ind. Dev. Agency,
    7.25%, 11/1/28                                   2,000                2,096

Suffolk County Ind. Dev. Agency, Jefferson Ferry
    7.20%, 11/1/19                                   1,250                1,310

Yonkers Ind. Dev. Agency, Community Dev. Properties
    6.625%, 2/1/26                                   4,000                4,270

Total New York (Cost  $74,251)                                           81,581


NORTH CAROLINA  2.0%

North Carolina Eastern Municipal
    Power Agency, 6.75%, 1/1/26                     10,125               11,132

North Carolina Medical Care Commission
  Presbyterian Homes
    6.875%, 10/1/21                                  1,450                1,520

    7.00%, 10/1/31                                   4,000                4,194

  Valdese General Hosp.
    8.75%, 10/1/16 (Prerefunded 10/1/01!)            1,850                1,896

North Carolina Municipal Power Agency
    6.375%, 1/1/13                                   3,000                3,309

  Catawba Electric, 5.90%, 1/1/03                    1,000                1,033

Total North Carolina (Cost  $21,425)                                     23,084


NORTH DAKOTA  0.6%

Grand Forks Health Care, Altru
    Health Systems, 7.125%, 8/15/24                  2,000                2,141

Mercer County, PCR, Basin Electrical Power
    7.20%, 6/30/13 (AMBAC Insured)                   3,500                4,332

Total North Dakota (Cost  $5,936)                                         6,473


OHIO  3.5%

Akron, Municipal Baseball Stadium,
    COP, Zero Coupon, 12/1/16                        2,200                2,368

Cambridge, Guernsey Memorial Hosp.,
    8.00%, 12/1/11                                   1,500                1,535

Cleveland Parking Fac., 8.10%, 9/15/22
    (Prerefunded 9/15/02!)                          10,000               10,754

Fairfield Economic Dev. Auth.,
    Beverly Enterprises, 8.50%, 1/1/03                 940                  953

Franklin County, Ohio Presbyterian,
    7.125%, 7/1/29                                     500                  499

Montgomery County, Catholic Health Initiatives,
    6.00%, 12/1/19                                   3,500               3 ,776

Montgomery County Hosp., Kettering Medical Center
    6.75%, 4/1/18                                    2,100                2,238

Ohio Air Quality Dev. Auth., PCR
    Cleveland Electric, 6.00%, 8/1/20                2,700                2,765

    Toledo Edison, 4.00%, 9/1/03                     3,700                3,700

Ohio Housing Fin. Agency, Single Family
    10.936%, 3/31/31 (GNMA Guaranteed) *               395                  411

Ohio Water Dev. Auth.
    Bay Shore Power, 5.375%, 9/1/02 *                1,400                1,385

Ohio Water Dev. Auth., PCR
  Cleveland Electric
    6.10%, 8/1/20 *                        $         2,600      $         2,661

    7.70%, 8/1/25                                    2,800                3,056

  Toledo Edison, 8.00%, 10/1/23 *                    3,700                4,029

Total Ohio (Cost  $37,934)                                               40,130


OKLAHOMA  0.9%

Jackson County Memorial Hosp. Auth.
Jackson County Memorial Hosp., 7.30%, 8/1/15         4,300                4,024

Oklahoma Dev. Fin. Auth., Hillcrest
    Healthcare, 5.625%, 8/15/29                      5,000                3,699

Tulsa Municipal Airport Trust,
    American Airlines, 6.25%, 6/1/20                 2,750                2,782

Total Oklahoma (Cost  $10,410)                                           10,505


OREGON  0.1%

Western Generation Agency, Wauna Cogeneration,
    7.25%, 1/1/09 *                                  1,500                1,542

Total Oregon (Cost  $1,496)                                               1,542


PENNSYLVANIA  5.7%

Allegheny County HDA
    9.25%, 11/15/22                                  2,000                2,110

  St. Francis Medical Center, 9.25%, 11/15/30        4,000                4,204

Beaver County IDA, PCR
    Cleveland Electric, 7.625%, 5/1/25               2,400                2,603
    Toledo Edison
      4.85%, 6/1/30                                  1,800                1,816

      7.75%, 5/1/20                                  2,000                2,195

Berks County IDA, Lutheran Home at Topton
    6.875%, 1/1/23 (AMBAC Insured)                   5,310                5,550

Bucks County IDA
  Health Care Fac.
    6.20%, 5/1/19                                    1,275                1,128

    6.30%, 5/1/29                                    8,475                7,286

Delaware County IDA, 6.20%, 7/1/19                   3,405                3,526

Lancaster County Hosp. Auth., St. Annes Home,
    6.60%, 4/1/24                                    3,200               3 ,130

Montgomery County HHEFA
    8.00%, 6/1/22 (Prerefunded 6/1/02!)              5,755                6,035

    8.20%, 6/1/06 (Prerefunded 6/1/02!)                565                  594

Brittany Pointe, 8.50%, 1/1/22
    (Prerefunded 1/1/03!)                            2,500                2,738

Philadelphia Geriatric Center
    7.00%, 12/1/12                                   3,360                3,475

    7.25%, 12/1/19                                   2,500                2,555

    7.375%, 12/1/33                                  1,900                1,900

Pennsylvania Housing Fac. Auth., 11.161%,
    10/1/23 *                                        1,500                1,564

Pennsylvania Housing Fin. Agency, Single Family,
    5.25%, 4/1/21 *                                  2,000                2,003

Philadelphia Auth. for Ind. Dev.
  Baptist Home of Philadelphia, 5.60%, 11/15/28      3,025                2,453

Pauls Run
    5.85%, 5/15/13                                   1,165                1,108

    5.875%, 5/15/28                                  3,400                2,959

Westmoreland County IDA, Health Care Fac. Redstone
    8.00%, 11/15/23                                  5,000                5,069

Total Pennsylvania (Cost  $64,736)                                       66,001


PUERTO RICO  0.2%

Puerto Rico Ind., Tourist, Ed., Medical & Environmental Fac.
    Cogen Fac., 6.625%, 6/1/26 *                     2,000                2,189

Total Puerto Rico (Cost  $1,994)                                          2,189


RHODE ISLAND  0.5%

Rhode Island Housing & Mortgage Fin.
    11.482%, 4/1/24 *                                1,000                1,043

Homeownership Opportunity, 6.70%, 10/1/14            5,000                5,243

Total Rhode Island (Cost  $6,000)                                         6,286


SOUTH CAROLINA  3.9%

Connector 2000 Assoc.
  Greenville Toll Road
    Zero Coupon, 1/1/08                              2,600                1,593

    Zero Coupon, 1/1/10                              2,900                1,515

    Zero Coupon, 1/1/31                             21,100                2,407

Connector 2000 Association
  Greenville Toll Road
    Zero Coupon, 1/1/20                              8,900                2,834

    Zero Coupon, 1/1/21                             10,000                2,964

    Zero Coupon, 1/1/24                              8,500                2,064

    Zero Coupon, 1/1/26                              6,700                1,416

Georgetown County, Intl. Paper,
    6.25%, 9/1/23 *                                  2,000                2,054

Greenwood County Hosp., Self Memorial Hospital,
    5.50%, 10/1/26                                   2,000                2,008

Piedmont Municipal Power Agency
      5.25%, 1/1/21                                  1,000                  925

    Electric, 5.75%, 1/1/24                          5,000                4,925

Richland County PCR
  Union Camp
    6.55%, 11/1/20                                     500                  516

    6.625%, 5/1/22                                   3,405                3,493

South Carolina Jobs Economic Dev. Auth.
    6.625%, 4/1/36                                   3,100                3,210

  First Mortgage Lutheran Homes, 6.625%,
    5/1/20                                           5,500                5,496

South Carolina Public Service Auth.
    5.875%, 1/1/23 (FGIC Insured)                    5,000                5,311

Tobacco Settlement Management, 6.00%,
    5/15/22                                          2,000                2,107

Total South Carolina (Cost  $46,759)                                     44,838


SOUTH DAKOTA  0.2%

South Dakota HDA, 6.65%, 5/1/14                      1,975                2,063

Total South Dakota (Cost  $1,975)                                         2,063


TENNESSEE  1.2%

Maury County IDR, 6.25%, 8/1/18 *                    3,600                3,707

Metropolitan Gov't. of Nashville & Davidson Counties
    Mur-Ci Homes, 7.75%, 12/1/26                     4,510                4,326

Sevier County Public Building Auth.,
  GO, Public Improvement
    VRDN (Currently 2.55%) (FSA Insured)               735                  735

Shelby County, GO, TAN,
    VRDN (Currently 2.15%)                           5,000                5,000

Total Tennessee (Cost  $13,723)                                          13,768


TEXAS  8.9%

Abilene Health Fac. Dev.
    5.875%, 11/15/18                       $         3,750      $         3,324

    5.90%, 11/15/25                                  2,750                2,365

  Sears Methodist Retirement

    5.875%, 11/15/18                                 1,000                  873

    6.00%, 11/15/29                                  3,500                3,007

Alliance Airport Auth., American Airlines,
    7.00%, 12/1/11 *                                 3,070                3,426

Amarillo Health Fac. Dev., Sears Panhandle Retirement
    7.75%, 8/15/26 (Prerefunded 8/15/06!)            4,800                5,831

Bell County Health Fac. Dev.,King's Daughter Hosp.
    9.25%, 7/1/08                                    2,205                2,236

Brazos River Auth., Houston Lighting & Power
    6.375%, 4/1/12 (MBIA Insured)                   10,000               10,573

Brazos River Auth., PCR, 5.05%, 6/1/30 *             7,000                7,150

Denison Hosp. Auth.
  Texoma Medical Center
    6.125%, 8/15/27                                  2,230                1,957

    7.10%, 8/15/24                                   5,005                4,966

    7.10%, 8/15/24 (Prerefunded 8/15/04!)            1,245                1,406

Falls County Jail Fac. Fin., Criminal Detention Center
    9.75%, 8/1/09                                      575                    0

Gainesville IDC, GTE Valenite, 8.90%,
    5/15/11 *                                        2,515                2,593

Harris County Health Fac. Dev.
  Memorial Hosp.
    6.375%, 6/1/29                                   5,250                5,614

    7.125%, 6/1/15 (Prerefunded 6/1/02!)             5,000                5,270

Houston, 6.40%, 6/1/27                               4,250                4,679

Houston Airport
  Continental Airline
    6.125%, 7/15/27 *                                6,500                6,066

    6.75%, 7/1/29 *                                  6,800                6,782

LaSalle County Jail Fac. Fin., Criminal Detention Center
    9.75%, 8/1/09 +                                    560                    0

Matagorda County Navigation Dist.,
    5.20%, 11/1/02                                   3,000                3,044

Paris Health Fac. Dev.,
  McCuistion Regional Medical Center
    7.60%, 2/1/12 (Prerefunded 2/1/02!)              4,065                4,227

Pecos County Jail Fac. Fin., Criminal Detention Center
    9.75%, 8/1/09 +                                    565                    0

San Antonio Health Fac. Dev., 8.25%, 12/1/19         1,000                1,024

San Saba County Jail Fac. Fin.,
  Criminal Detention Center
    9.75%, 8/1/09 +                                    550                    0

Tomball Hosp. Auth.
  Tomball Regional Hosp.
    6.00%, 7/1/19                                    2,000                1,891

    6.00%, 7/1/25                                    3,750                3,473

    6.10%, 7/1/08                                    5,000                5,038

Tyler Health Fac. Dev.
  Mother Frances Hosp.
    5.40%, 7/1/08                                    1,315                1,291

    5.625%, 7/1/13                                   4,960                4,655

Total Texas (Cost  $100,052)                                            102,761


UTAH  0.1%

Tooele County, PCR, Laidlaw Environmental,
    7.55%, 7/1/27 *+                                 2,000                   26

Utah Housing Fin. Agency
    6.25%, 7/1/05                                       25                   25

    7.50%, 7/1/05                                      250                  260

    7.60%, 7/1/05                                      210                  215

    7.75%, 7/1/05                                      240                  247

    7.75%, 1/1/23 *                                     15                   15

    8.55%, 7/1/04                                       55                   56

    8.65%, 7/1/04                                      120                  123

    9.60%, 7/1/02 *                                      5                    5

    9.75%, 7/1/02                                        5                    5

    9.85%, 7/1/02 *                                     15                   15

Total Utah (Cost  $2,940)                                                   992

VERMONT  0.1%

Vermont Ed. & Health Buildings Fin. Agency
  Medical Center Hosp. of Vermont
    6.25%, 9/1/23 (FGIC Insured)                     1,400                1,489

Total Vermont (Cost  $1,400)                                              1,489

VIRGINIA  1.3%

Chesterfield County IDA, Bon Secours Health System
    5.70%, 11/15/03                                  6,000                6,210

Norfolk Port & Ind. Auth., Henson Aviation,
    9.625%, 8/1/12 *                                   560                  585

Pocahontas Parkway Assoc.
    Zero Coupon, 8/15/10                             3,600                1,863

    Zero Coupon, 8/15/13                             2,800                1,149

    Zero Coupon, 8/15/14                             3,100                1,181

    Zero Coupon, 8/15/15                             3,200                1,124

    Zero Coupon, 8/15/17                             2,095                  629

    Zero Coupon, 8/15/19                             4,000                1,023

    Zero Coupon, 8/15/22                             4,600                  918

    Zero Coupon, 8/15/23                             4,700                  869

Total Virginia (Cost  $17,625)                                           15,551

WASHINGTON  2.3%

Port of Seattle, 7.25%, 4/1/30 *                     6,000                6,042

Snohomish County Housing Auth.
  Millwood Estates Project
    5.50%, 6/1/29                                    3,750                3,729

    6.25%, 6/1/29                                      680                  678

Washington, GO
    VRDN (Currently 2.11%)                           4,100                4,100

    5.70%, 10/1/15                                   7,500                8,490

Washington Public Power Supply System
    Zero Coupon, 7/1/14 (FSA Insured)                6,400                3,486

Total Washington (Cost  $24,416)                                         26,525


WEST VIRGINIA  0.5%

West Virginia Hosp. Fin. Auth., Oak Hill Hosp.,
    6.75%, 9/1/22                                    5,000                5,534

Total West Virginia (Cost  $4,922)                                        5,534


WISCONSIN  1.3%

Oconto Falls CDA, Oconto Falls Tissue,
    7.75%, 12/1/22 *                                 2,800                2,366

Wisconsin HEFA
    VRDN (Currently 2.60%) (FSA Insured)   $         5,000      $         5,000

  Agnesian Healthcare, 6.00%, 7/1/30                 1,000                1,031

  National Regency of New Berlin, 8.00%, 8/15/25     5,865                6,165

Total Wisconsin (Cost  $14,503)                                          14,562


WYOMING  1.0%

Sweetwater County, PCR
  FMC
    6.90%, 9/1/24 *                                  5,000                5,172

    7.00%, 6/1/24 *                                  2,785                2,888

Wyoming CDA
  Single Family
    5.70%, 12/1/35                                   2,700                2,775

    6.70%, 6/1/17                                     765                  771

Total Wyoming (Cost  $10,805)                                           11,606


PREFERRED SHARES  0.5%

MuniMae TE Bond Subsidiary Cum. Pfd. (Series A)
    (144a), 6.875%, 6/30/09 *                        6,000                6,212

Total Preferred Shares (Cost  $6,000)                                     6,212



T. Rowe Price Tax-Free High Yield Fund
--------------------------------------------------------------------------------

                                                                         Value
--------------------------------------------------------------------------------
                                                                 In thousands


Total Investments in Securities
99.3% of Net Assets (Cost  $1,115,805)                          $     1,149,097

Other Assets Less Liabilities                                             7,577


NET ASSETS                                                            1,156,674
                                                                    -----------

Net Assets Consist of:

Accumulated net investment income - net of distributions                  1,718

Accumulated net realized gain/loss - net of distributions               (30,826)

Net unrealized gain (loss)                                               33,292

Paid-in-capital applicable to
97,728,680 shares of $0.01 par
value capital stock outstanding;
1,000,000,000 shares authorized                                       1,152,490

NET ASSETS                                                      $     1,156,674
                                                                    -----------

NET ASSET VALUE PER SHARE                                       $         11.84
                                                                    -----------



          +    Non-income producing security

          *    Interest subject to alternative minimum tax

          !    Used in determining portfolio maturity

          144a Security was purchased pursuant to Rule 144a under the Securities
               Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers - total of such securities at period-end amounts to 0.5% of net assets.

        AMBAC  AMBAC Indemnity Corp.

          BAN  Bond Anticipation Note

          CDA  Community Development Administration

          COP  Certificates of Participation

         FGIC  Financial Guaranty Insurance Company

          FHA  Federal Housing Authority

          FSA  Financial Security Assurance Corp.

           GO  General Obligation

          HDA  Housing Development Authority

         HEFA  Health & Educational Facility Authority

          HFA  Health Facility Authority

        HHEFA  Health & Higher Educational Facility Authority

          IDA  Industrial Development Authority

          IDB  Industrial Development Bond

          IDC  Industrial Development Corp.

          IDR  Industrial Development Revenue

         MBIA  Municipal Bond Investors Assurance Corp.

          PCR  Pollution Control Revenue

          PFA  Public Facility Authority

          TAN  Tax Anticipation Note

         TECP  Tax-Exempt Commercial Paper

         VRDN  Variable Rate Demand Note


The accompanying notes are an integral part of these financial statements.



T. Rowe Price Tax-Free High Yield Fund
--------------------------------------------------------------------------------
Unaudited

Statement of Operations
--------------------------------------------------------------------------------
In thousands

                                                             6 Months
                                                                Ended
                                                              8/31/01

Investment Income (Loss)
Interest income                                            $   35,949

Expenses
  Investment management                                         3,456

  Shareholder servicing                                           357

  Custody and accounting                                          107

  Prospectus and shareholder reports                               32

  Legal and audit                                                  12

  Directors                                                        11

  Miscellaneous                                                     3

  Total expenses                                                3,997

  Expenses paid indirectly                                         (7)


  Net expenses                                                  3,990

Net investment income (loss)                                   31,959

Realized and Unrealized Gain (Loss)

Net realized gain (loss)
  Securities                                                   (1,379)

  Futures                                                        (175)

  Net realized gain (loss)                                     (1,554)

Change in net unrealized gain or loss

  Securities                                                   27,591

  Futures                                                          63

  Change in net unrealized gain or loss                        27,654

Net realized and unrealized gain (loss)                        26,100

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                     $   58,059


The accompanying notes are an integral part of these financial statements.


T. Rowe Price Tax-Free High Yield Fund
--------------------------------------------------------------------------------
Unaudited

Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands

                                                  6 Months                 Year
                                                     Ended                Ended
                                                   8/31/01              2/28/01

Increase (Decrease) in Net Assets
Operations
  Net investment income (loss)             $        31,959      $        63,509

  Net realized gain (loss)                          (1,554)              (6,746)

  Change in net unrealized gain or loss             27,654               40,122

Increase (decrease) in
net assets from operations                          58,059               96,885

Distributions to shareholders
  Net investment income                            (31,648)             (63,555)

Capital share transactions *
  Shares sold                                       83,603              143,291

  Distributions reinvested                          21,401               42,539

  Shares redeemed                                  (69,827)            (204,066)

Increase (decrease) in  net assets from capital
  share transactions                                35,177              (18,236)

Net Assets
Increase (decrease)during period                    61,588               15,094

Beginning of period                              1,095,086            1,079,992

End of period                              $     1,156,674      $     1,095,086

*Share information
  Shares sold                                        7,190               12,583

  Distributions reinvested                           1,840                3,734

  Shares redeemed                                   (6,018)             (17,963)

  Increase (decrease) in shares outstanding          3,012               (1,646)


The accompanying notes are an integral part of these financial statements.


T. Rowe Price Tax-Free High Yield Fund
--------------------------------------------------------------------------------
Unaudited                                                      August 31, 2001


Notes to Financial Statements


NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price Tax-Free High Yield Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on March 1, 1985. The fund seeks to provide a high level of income exempt from federal income taxes by investing primarily in long-term low- to upper-medium-grade municipal securities.

     The accompanying financial statements were prepared in accordance with generally accepted accounting principles, which require the use of estimates made by fund management.

     Valuation Debt securities are generally traded in the over-the-counter market. Investments in securities are stated at fair value as furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Financial futures contracts are valued at closing settlement prices.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Premiums and Discounts Premiums and discounts on municipal securities are amortized for financial reporting purposes. On March 1, 2001, the fund adopted the provisions of the American Institute of Certified Public Accountants' revised Audit and Accounting Guide - Audits of Investment Companies (the guide). The guide requires all premiums and discounts on debt securities to be amortized. Prior to March 1, 2001, the fund recognized market discount at time of disposition as gain or loss. Upon adoption, the fund adjusted the cost of its debt securities, and corresponding unrealized gain/loss thereon, in the amount of $1,202,000, reflecting the cumulative amortization that would have been recognized had amortization been in effect from the purchase date of each holding. For the six months ended August 31, 2001, the effect of this change was to increase net investment income by $431,000 ($0.004 per share), decrease net realized gain/loss on securities by $237,000 ($0.002 per share), and decrease net unrealized gain/loss on securities by $194,000 ($0.002 per share). This change had no effect on the fund's net assets or total return.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with generally accepted accounting principles. Expenses paid indirectly reflect credits earned on daily uninvested cash balances at the custodian and are used to reduce the fund's custody charges.


NOTE 2 - INVESTMENT TRANSACTIONS

     Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

     Noninvestment-Grade Debt Securities At August 31, 2001, approximately 33% of the fund's net assets were invested in noninvestment-grade debt securities, commonly referred to as "high-yield" or "junk" bonds. A real or perceived economic downturn or higher interest rates could adversely affect the liquidity or value, or both, of such securities because such events could lessen the ability of issuers to make principal and interest payments.

     Futures Contracts During the six months ended August 31, 2001, the fund was a party to futures contracts, which provide for the future sale by one party and purchase by another of a specified amount of a specific financial instrument at an agreed upon price, date, time, and place. Risks arise from possible illiquidity of the futures market and from movements in security values and/or interest rates.

     Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $184,831,000 and $156,859,000, respectively, for the six months ended August 31, 2001.


NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its income. As of February 28, 2001, the fund had $21,183,000 of capital loss carryforwards, $12,470,000 of which expires in 2008, and $15,713,000 in 2009. The fund intends to retain gains realized in future periods that may be offset by available capital loss carryforwards.

     At August 31, 2001, the cost of investments for federal income tax purposes was $1,114,409,000. Net unrealized gain aggregated $34,688,000 at period-end, of which $67,775,000 related to appreciated investments and $33,087,000 to depreciated investments.


NOTE 4 - RELATED PARTY TRANSACTIONS

     The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group. The investment management agreement between the fund and the manager provides for an annual investment management fee, of which $599,000 was payable at August 31, 2001. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.30% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by Price Associates (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. At August 31, 2001, and for the six months then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     In addition, the fund has entered into agreements with Price Associates and a wholly owned subsidiary of Price Associates, pursuant to which the fund receives certain other services. Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $354,000 for the six months ended August 31, 2001, of which $73,000 was payable at period-end.


T. Rowe Price Shareholder Services
--------------------------------------------------------------------------------

     Investment Services and Information

          KNOWLEDGEABLE SERVICE REPRESENTATIVES

          By Phone 1-800-225-5132 Available Monday through Friday from 7 a.m. to midnight ET and weekends from 8:30 a.m. to 5 p.m. ET.

          In Person Available in T. Rowe Price Investor Centers.


          ACCOUNT SERVICES

          Checking Available on most fixed-income funds ($500 minimum).

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          Automatic Withdrawal Scheduled, automatic redemptions.

          Distribution Options Reinvest all, some, or none of your distributions.

          Automated 24-Hour Services Including Tele*Access(registered trademark) and the T. Rowe Price Web site on the Internet. Address: www.troweprice.com


          BROKERAGE SERVICES*

          Individual Investments Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.


          INVESTMENT INFORMATION

          Combined Statement Overview of all your accounts with T. Rowe Price.

          Shareholder Reports Fund managers' reviews of their strategies and results.

          T. Rowe Price Report Quarterly investment newsletter discussing markets and financial strategies.

          Performance Update Quarterly review of all T. Rowe Price fund results.

          Insights Educational reports on investment strategies and financial markets.

          Investment Guides Asset Mix Worksheet, Diversifying Overseas: A Guide to International Investing, Personal Strategy Planner, Retirement Readiness Guide, and Retirement Planning Kit.

          * T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.



T. Rowe Price Mutual Funds
--------------------------------------------------------------------------------

STOCK FUNDS

Domestic

Blue Chip Growth

Capital Appreciation

Capital Opportunity

Developing Technologies

Diversified Small-Cap Growth

Dividend Growth

Equity Income

Equity Index 500

Extended Equity Market Index

Financial Services

Growth & Income

Growth Stock

Health Sciences

Media & Telecommunications

Mid-Cap Growth

Mid-Cap Value

New America Growth

New Era

New Horizons*

Real Estate

Science & Technology

Small-Cap Stock

Small-Cap Value

Spectrum Growth

Tax-Efficient Growth

Tax-Efficient Multi-Cap Growth

Total Equity Market Index

Value


BLENDED ASSET FUNDS

Balanced

Personal Strategy Balanced

Personal Strategy Growth

Personal Strategy Income

Tax-Efficient Balanced


BOND FUNDS

Domestic Taxable

Corporate Income

GNMA

High Yield

New Income

Short-Term Bond

Spectrum Income

Summit GNMA

U.S. Bond Index

U.S. Treasury Intermediate

U.S. Treasury Long-Term


Domestic Tax-Free

California Tax-Free Bond

Florida Intermediate Tax-Free

Georgia Tax-Free Bond

Maryland Short-Term Tax-Free Bond

Maryland Tax-Free Bond

New Jersey Tax-Free Bond

New York Tax-Free Bond

Summit Municipal Income

Summit Municipal Intermediate

Tax-Free High Yield

Tax-Free Income

Tax-Free Intermediate Bond

Tax-Free Short-Intermediate

Virginia Tax-Free Bond


MONEY MARKET FUNDS!

Taxable

Prime Reserve

Summit Cash Reserves

U.S. Treasury Money


Tax-Free

California Tax-Free Money

Maryland Tax-Free Money

New York Tax-Free Money


INTERNATIONAL/GLOBAL FUNDS

Stock

Emerging Europe & Mediterranean

Emerging Markets Stock

European Stock

Global Stock

Global Technology

International Discovery*

International Equity Index

International Growth & Income

International Stock

Japan

Latin America

New Asia

Spectrum International


Bond

Emerging Markets Bond

International Bond

T. ROWE PRICE NO-LOAD VARIABLE ANNUITIES

Blue Chip Growth Portfolio

Equity Income Portfolio

Equity Index 500 Portfolio

Health Sciences Portfolio

International Stock Portfolio

Limited-Term Bond Portfolio

Mid-Cap Growth Portfolio

New America Growth Portfolio

Personal Strategy Balanced Portfolio

Prime Reserve Portfolio


Money Funds (cont.)

Summit Municipal

Money Market

Tax-Exempt Money

*    Closed to new investors.

! Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds. Please call for a prospectus, which contains complete information, including risks, fees, and expenses. Read it carefully before investing.

The T. Rowe Price No-Load Variable Annuity (Form V6021) and the T. Rowe Price No-Load Immediate Variable Annuity (Form V6027) are issued by Security Benefit Life Insurance Company. In New York, the T. Rowe Price No-Load Variable Annuity is issued by First Security Benefit Life Insurance Company of New York, White Plains, NY [FSB201 (11-96)]. These Variable Annuity contracts have limitations. The T. Rowe Price No-Load Immediate Variable Annuity may not be available in all states.

The T. Rowe Price No-Load Variable Annuity and the T. Rowe Price No-Load Immediate Variable Annuity are distributed by T. Rowe Price Investment Services, Inc., T. Rowe Price Insurance Agency, Inc., and T. Rowe Price Insurance Agency of Texas, Inc. The underlying portfolios are managed by T. Rowe Price (T. Rowe Price International for the International Stock Portfolio). The Security Benefit Group of companies and the T. Rowe Price companies are not affiliated.

For fund and account information
or to conduct transactions,
24 hours, 7 days a week
By touch-tone telephone
Tele*Access(registered trademark) 1-800-638-2587
By Account Access on the Internet
www.troweprice.com/access

For assistance with your existing fund
account, call:
Shareholder Service Center
1-800-225-5132

To open a brokerage account or obtain
information, call:
1-800-638-5660

For the hearing impaired, call:
1-800-367-0763

Internet address:
www.troweprice.com

Plan Account Lines for retirement
plan participants:
The appropriate 800 number appears
on your retirement account statement.

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus appropriate to the fund or funds covered in this report.

Investor Centers:
For directions, call 1-800-225-5132
or visit our Web site at
www.troweprice.com/investorcenters

Baltimore Area
Downtown 105 East Lombard Street

Owings Mills
Three Financial Center 4515
Painters Mill Road

Boston Area
386 Washington Street
Wellesley

Chicago Area
1900 Spring Road, Suite 104
Oak Brook

Colorado Springs
2260 Briargate Parkway

Los Angeles Area
Warner Center
21800 Oxnard Street, Suite 270
Woodland Hills

New Jersey/New York Area
51 JFK Parkway, 1st Floor
Short Hills, New Jersey

San Francisco Area
1990 North California Boulevard, Suite 100
Walnut Creek

Tampa
4200 West Cypress Street
10th Floor

Washington, D.C., Area
Downtown
900 17th Street N.W.
Farragut Square

Tysons Corner
1600 Tysons Boulevard
Suite 150

T. Rowe Price, Invest With Confidence (registered trademark)
T. Rowe Price Investment Services, Inc., Distributor.             F59-051  08/01

Semiannual Report

Tax-Free Funds

August 31, 2001

T. Rowe Price


Table of Contents
--------------------------------------------------------------------------------

Highlights                                                              1

Portfolio Managers' Report                                              2

  Economy and Interest Rates                                            2

  Market News                                                           2

  Portfolio Strategy Tax-Exempt Money Fund
  and PLUS Shares                                                       3

  Portfolio Strategy Tax-Free Short-
  Intermediate Fund                                                     4

  Portfolio Strategy Tax-Free Intermediate
  Bond Fund                                                             5

  Portfolio Strategy Tax-Free Income F                                  6

  Portfolio Strategy Tax-Free High Yie                                  8

Outlook                                                                 9

Performance Comparison                                                 11


UPDATES AVAILABLE

For updates on T. Rowe Price funds following the end of each calendar quarter, please see our Web site at www.troweprice.com.


Highlights
--------------------------------------------------------------------------------

o Amid economic weakness and stock market volatility, municipal bonds posted superior returns during the past six months.

o All but one fund surpassed the average return for competitor funds during the six-month period ended August 31, 2001, and all outperformed for the one-year period.

o A steeper yield curve benefited intermediate- and longer-term bonds, and lower-quality bonds recovered some ground and provided good overall returns.

o    Municipal bonds should fare well against a backdrop of a weaker economy.


Performance Comparison
--------------------------------------------------------------------------------

Periods Ended 8/31/01                       12 Months               6 Months
--------------------------------------------------------------------------------

Tax-Exempt Money Fund                            3.19%                  1.38%

Tax-Exempt Money Fund
PLUS Class                                       3.02                   1.32

Lipper Tax-Exempt Money
Market Funds Average                             2.99                   1.26
--------------------------------------------------------------------------------

Tax-Free Short-
Intermediate Fund                                3.58                   7.80

Lipper Short-Intermediate
Municipal Debt Funds Average                     3.41                   7.34
--------------------------------------------------------------------------------

Tax-Free Intermediate
Bond Fund                                        4.08                   9.16

Lipper Intermediate
Municipal Debt Funds Average                     4.19                   8.87
--------------------------------------------------------------------------------

Tax-Free Income Fund                             4.76                  10.66

Lipper General Municipal
Debt Funds Average                               4.72                   9.69
--------------------------------------------------------------------------------

Tax-Free High Yield Fund                         5.43                   9.21

Lipper High Yield Municipal
Debt Funds Average                               5.16                   7.75
--------------------------------------------------------------------------------

Price and Yield
                                   Tax-     Tax-       Tax-
                                 Exempt     Free       Free                Tax-
                         Tax-     Money    Short-    Inter-      Tax-      Free
                       Exempt      Fund    Inter-   mediate      Free      High
Period Ended            Money      PLUS   mediate      Bond    Income     Yield
8/31/01                  Fund     Class      Fund      Fund      Fund      Fund
--------------------------------------------------------------------------------

Price Per Share          1.00      1.00      5.46     11.20      9.93     11.84

Dividends Per Share

  For 6 months          0.014     0.013      0.11      0.24      0.24      0.34

  For 12 months         0.032     0.030      0.23      0.48      0.48      0.67

Dividend Yield
(7-Day Compound) *       1.94%     1.68%     --        --        --        --

30-Day Dividend Yield *  --        --        3.92%     4.21%     4.83%     5.55%

30-Day Standardized
Yield to Maturity        --        --        2.86      3.21      4.14      5.02


* Dividends earned for the last 30 days of each period indicated (seven days for the money fund) are annualized and divided by the fund's net asset value at the end of the period.

Portfolio Managers' Report
--------------------------------------------------------------------------------

Amid economic weakness and stock market turmoil, municipal bonds quietly posted superior total returns during the six months ended August 31, 2001. An aggressive interest rate reduction program by the Federal Reserve prompted strong capital gains in most segments of the municipal bond market. Municipal money market securities provided a safe haven for investors, although their yields declined along with other short-term securities.


ECONOMY AND INTEREST RATES

Municipal Bond and Note Yields
--------------------------------------------------------------------------------

News from the economic front was not encouraging during the past six months. As corporations worked through excess inventory and capacity, business spending remained depressed, and GDP growth slowed to a 0.2% annual rate during 2001's second quarter. Many economists suggested that only resilient consumer spending was sparing the economy from outright recession, commonly defined as two consecutive quarters of negative GDP growth.

Municipal Bond and Note Yields

                          30-Year                 5-Year                 1-Year
                           AAA GO                 AAA GO                Moody's
--------------------------------------------------------------------------------

8/31/00                      5.50                   4.43                   4.30
                             5.61                   4.53                   4.35
                             5.52                   4.48                   4.40
                             5.43                   4.46                   4.40
12/31/00                     5.16                   4.15                   4.00
                             5.17                   3.84                   3.40
                             5.15                   3.86                   3.30
                             5.13                   3.73                   3.05
4/30/01                      5.32                   3.94                   3.05
                             5.27                   3.78                   2.80
                             5.22                   3.73                   2.60
                             5.06                   3.56                   2.65
8/31/01                      4.95                   3.30                   2.45



     The Federal Reserve was quick to respond to weakness, cutting the federal funds target rate five times during the past six months, from 5.5% to 3.5%. A benign inflation environment, assisted by falling oil and other commodity prices, gave the Fed significant freedom to cut rates very aggressively.

MARKET NEWS

     Municipal market yields declined in tandem with Fed actions. In addition, poor performance by equities significantly increased investor demand for municipal bonds. Even though supply nationwide was up by 40% over last year, rising demand-municipal bond fund inflows exceeded $600 million per week in July and $500 million per week in August-still pushed prices up and yields down. Municipal yields ended the period at lows last seen in 1998 and early 1999.

     The devastating attack on U.S. lives and institutions on September 11, 2001, following our reporting period, will have a profound, long-lasting impact on all Americans. We are deeply saddened and outraged by this tragedy and offer our sincere condolences to all those who have been personally affected by it.

     Please check the Outlook section of this letter for our views on how the attack is likely to affect the municipal bond market.

     With rates falling sharply, especially in shorter-term maturities, investors were drawn to the higher yields on longer and lower-quality offerings. Credit spreads-the differences between yields on bonds with high and low credit ratings-narrowed as a result. The trend was a boon to performance among high-yield munis, which are ordinarily threatened by poor economic environments.


PORTFOLIO STRATEGY

     Tax-Exempt Money Fund and PLUS Shares

     Performance for the Tax-Exempt Money Fund exceeded its peer group averages for both the 6- and 12-month periods ended August 31. The fund returned 1.38% and 3.19%, respectively. The Tax-Exempt Money Fund PLUS Class shares also exceeded Lipper, though yields were slightly lower due to the fund's higher expenses in exchange for the additional services offered.


Portfolio Characteristics
--------------------------------------------------------------------------------

                                              2/28/01                8/31/01
--------------------------------------------------------------------------------

Weighted Average
Maturity (days)                                    42                     67

Weighted Average Quality *                 First Tier             First Tier


* All securities purchased in the money funds are rated in the two highest categories (tiers) as established by national rating agencies or, if unrated, are deemed of comparable quality by T. Rowe Price.

     With ongoing economic weakness and continued interest rate cuts by the Federal Reserve, municipal money market rates moved lower during the past six months. Overnight yields, which averaged 3.85% in the prior six months, declined 105 basis points to 2.80% in the most recent period (100 basis points equal one percent). Yields on one-year maturities, which averaged 4.05% during the prior six-month period, declined steadily over the past six months to 2.45%.

Top 5 Sectors
--------------------------------------------------------------------------------

                                           Percent of             Percent of
                                           Net Assets             Net Assets
                                              2/28/01                8/31/01
--------------------------------------------------------------------------------

  General Obligations - Local                      13%                    19%

  Hospital Revenue                                 33                     17

  General Obligations - State                       9                     14

  Educational Revenue                              20                     12

  Prerefunded Bonds                                 5                     10


     The fund's performance advantage relative to its peer group resulted from an investment strategy that overweighted longer-term securities, thereby locking in higher yields for longer periods. This strategy reduced the fund's exposure to declining yields in the more volatile front end of our yield curve. The effect was to extend the fund's weighted average maturity, which began the period at 42 days, to 67 days at the end of August, compared with a weighted average maturity of 36 days for the peer group. The result of this strategy was that the fund's yield declined much more slowly than market rates in general, to the benefit of our shareholders.


PORTFOLIO STRATEGY

     Tax-Free Short-Intermediate Fund

     The fund's return exceeded that of its Lipper benchmark during the past six months. During the period, short-term municipal rates followed taxable bond rates lower. Three-year municipal rates fell 70 basis points from 3.7% to 3.0%, the lowest level since September 1993.


Portfolio Characteristics
--------------------------------------------------------------------------------

                                              2/28/01                8/31/01
--------------------------------------------------------------------------------

Weighted Average
Maturity (years)                                  3.9                    3.6

Weighted Average Effective
Duration (years)                                  2.7                    2.6

Weighted Average Quality *                        AA-                    AA-


* Based on T. Rowe Price research.


Top 5 Sectors
--------------------------------------------------------------------------------

                                           Percent of             Percent of
                                           Net Assets             Net Assets
                                              2/28/01                8/31/01
--------------------------------------------------------------------------------

General Obligations - State                        12%                    16%

General Obligations - Local                        16                     14

Electric Revenue                                    2                     12

Lease Revenue                                       8                     11

Dedicated Tax Revenue                              10                     11


     Early in the period, we kept duration slightly long, extending on weakness in April, then allowing the duration to shorten to a neutral position as we moved through July into August. With short-term municipal yields moving below the 10-year low, we did not see the value in being aggressive. (A fund with a duration of three years would fall or rise about 3% in price in response to a one-percentage-point rise or fall in interest rates.)

     Our credit profile changed modestly. New York City general obligation bonds were cut in half. We had maintained an overweighted position; however, recent economic weakness, especially in the financial industry, made us believe a smaller allocation was warranted. Pre-refunded bonds were also reduced. Their yield premiums were slim, and they had relatively short maturities. We were able to expand modestly into state general obligation bonds and lock in slightly higher yields.

     While the fund did relatively well over the period, with rates so low, future returns will most likely come from income rather than appreciation.


PORTFOLIO STRATEGY

     Tax-Free Intermediate Bond Fund

     Fund performance was strong for the 6- and 12-month periods ended August 31, slightly trailing the Lipper average during the past six months but surpassing it over the longer period. The fund's net asset value rose from $11.00 per share at the end of February to $11.20, while the dividend per share remained stable at $0.24.

Portfolio Characteristics
--------------------------------------------------------------------------------

                                              2/28/01                8/31/01
--------------------------------------------------------------------------------

Weighted Average
Maturity (years)                                  7.2                    7.7

Weighted Average Effective
Duration (years)                                  4.5                    4.7

Weighted Average Quality *                         AA                     AA


* Based on T. Rowe Price research.

     Intermediate-term interest rates fell during the reporting period, but less sharply than short-term rates. For example, seven-year general obligation yields declined 30 basis points from 4% to 3.70% while three-year rates dropped 70 basis points. This was a result of the Federal Reserve's aggressive rate-cutting program. The Fed's actions tend to affect short-term rates more than intermediate- and long-term rates.


Top 5 Sectors
--------------------------------------------------------------------------------

Portfolio Characteristics
--------------------------------------------------------------------------------

                                           Percent of             Percent of
                                           Net Assets             Net Assets
                                              2/28/01                8/31/01
--------------------------------------------------------------------------------

General Obligations - State                        14%                    16%

General Obligations - Local                        12                     16

Electric Revenue                                    6                     13

Dedicated Tax Revenue                              13                     12

Lease Revenue                                       4                      8


     We kept the fund's interest rate exposure slightly long throughout the period. While this strategy helped performance, our positioning along the yield curve played a very important role. (The yield curve graphically depicts the relationship among short-, intermediate-, and long-term yields.) Our overweighting in five-year bonds benefited results but was somewhat offset by exposure to the 15-year sector, which we increased toward the end of the period because it appeared undervalued at the time. The fund's duration rose from 4.5 to 4.7 years over six months, a reflection of our general strategy. (A fund with a duration of five years would fall or rise about 5% in price in response to a one-percentage-point rise or fall in interest rates.)


Portfolio Characteristics
--------------------------------------------------------------------------------

                                              2/28/01                8/31/01
--------------------------------------------------------------------------------

Weighted Average
Maturity (years)                                 15.7                   16.3

Weighted Average Effective
Duration (years)                                  7.2                    6.8

Weighted Average Quality *                        AA-                    AA-


* Based on T. Rowe Price research.


     Overall credit quality was unchanged, although the composition of our holdings did change slightly. State and local general obligation and lease revenue bonds increased, while we reduced our allocation to solid waste, water and sewer, and education revenue bonds. The portfolio's component of electric revenue securities rose significantly as we combined the nuclear and electric revenue sectors; consolidation within the industry has made the distinction between these segments less relevant.


PORTFOLIO STRATEGY

     Tax-Free Income Fund

     The fund provided solid returns for the six-month and one-year periods as interest rates continued to trend lower. The net asset value rose from $9.72 to $9.93 over the past six months, continuing the strength shown during the past year. As prices rose, the fund's dividend yield declined from 4.95% to 4.83%, a modest move considering that market rates fell anywhere from 20 to 80 basis points, depending on the maturity of the bond. While we try to manage the fund to benefit from interest rates moves, we also try to preserve tax-free income by holding on to bonds purchased in higher interest rate environments.

     Probably the most important influence on bond fund returns this year was the steepening yield curve as short-term rates fell by more than 75 basis points in the last six months, while long-term rates declined by only about
     25. From March through late May, long-term rates rose modestly as concerns about energy prices and fiscal discipline at the federal government weighed on the market. During this period, we kept our duration in what we consider a neutral position. (A fund with a duration of seven years would fall or rise about 7% in price in response to a one-percentage-point rise or fall in interest rates.)

     In late May and June, as a weaker economy became clear and inflation concerns receded, the long end of the market began to rally and long-term rates fell. We took advantage of more favorable markets to lengthen duration a bit. By the end of August, as long-term rates approached 5%, the fund's weighted average maturity was half a year longer than six months ago while the duration was shorter, a result of many bonds trading to their call dates instead of maturity. Although our returns were certainly respectable, in retrospect we would have been better served by buying more intermediate-term bonds to benefit from the steepening yield curve.


Top 5 Sectors
--------------------------------------------------------------------------------

                                           Percent of             Percent of
                                           Net Assets             Net Assets
                                              2/28/01                8/31/01
--------------------------------------------------------------------------------

Electric Revenue                                    3%                    14%

Hospital Revenue                                   14                     14

Prerefunded Bonds                                   8                      8

General Obligations - Local                         9                      8

Water and Sewer Revenue                             6                      8


     At the beginning of the period, we identified an opportunity in medium- and lower-rated bonds that had underperformed in 2000. Although the economy continued to slow in 2001, we selectively added some single-A and BBB rated bonds that met our credit tests and appeared to offer attractive return potential. For example, we sold insured hospital revenue bonds and bought uninsured bonds that we thought would benefit as this sector began to recover from three difficult years. We also added some electric utility bonds that we felt would be good performers going forward.

     All in all, the additions represented about 2% of the portfolio's assets, not enough to move our relatively high average credit quality, but enough to help performance as these bonds' returns were higher than most AAA and AA rated credits. They also provided an important offset to declining income from our short-term investments. For the near term, we expect to maintain our strategy of keeping the portfolio at least in a neutral or longer duration posture and preserving higher-yielding securities to maintain income.


PORTFOLIO STRATEGY

     Tax-Free High Yield Fund

     The Tax-Free High Yield Fund posted solid returns for the six-month reporting period and generated exceptional absolute and relative returns versus our peer group for the 12-month period. The fund's net asset value rose from $11.56 to $11.84 a share over the last six months as declining interest rates and improved markets for high-yield credits benefited performance.


Portfolio Characteristics
--------------------------------------------------------------------------------

                                              2/28/01                8/31/01
--------------------------------------------------------------------------------

Weighted Average
Maturity (years)                                 17.7                   17.6

Weighted Average Effective
Duration (years)                                  7.5                    7.0

Weighted Average Quality *                       BBB+                   BBB+


* Based on T. Rowe Price research.


Top 5 Sectors
--------------------------------------------------------------------------------

                                           Percent of             Percent of
                                           Net Assets             Net Assets
                                              2/28/01                8/31/01
--------------------------------------------------------------------------------

Life Care/Nursing Home Revenue                     14%                    15%

Hospital Revenue                                   16                     15

Industrial and Pollution

Control Revenue                                    12                     12

Electric Revenue                                    2                     12

Prerefunded Bonds                                   8                      7



     The major factor influencing high-yield tax-free bonds during the past six months was the significant shift in investor sentiment toward lower-rated debt in a declining interest rate environment. Yields on medium- and lower-quality securities followed yields on AAA municipals lower as concerns about the health of the U.S. economy deepened. However, the price appreciation of higher-yielding municipals outpaced the high-grade market as investors sharply reversed a two-year stretch during which there was a wide gap between the yields of high- and low-quality securities. The lower yields on AAA rated securities attracted many investors to our higher-yielding sector.

     Hospital and health care bonds led the rally in our area. The hospital segment of the Lehman Municipal Index (a broad universe of municipal bonds used as a proxy for the market) outperformed the overall index by more than two percentage points (7.01% vs. 4.75%) over the last six months and by more than three points for the 12-month period (13.42% vs. 10.19%). Stronger financial performance from health care providers and brighter reimbursement prospects aided this sector's underlying fundamental outlook. Corporate-backed debt also fared well, outpacing the Lehman Municipal Index by six-tenths of one percent, mirroring the performance of Old Economy credits in the taxable bond market.

     We selectively added to lower-rated bonds throughout the period. Moving forward, however, we are more cautious in our outlook for them. The sharp rally in high-yield bonds came at a time when the overall economy is quite weak. Many higher-yielding credits have moved from significantly undervalued levels to fully valued levels. As a result, we will be opportunistic in our approach, relying heavily on our exceptional research team to identify undervalued high-yield municipals.

  Quality Diversification
  ------------------------------------------------------------------------------
  AAA                                                                  13
  AA                                                                   14
  A                                                                    15
  BBB                                                                  25
  BB and below                                                         33



OUTLOOK

Interest rates have fallen so sharply this year that at times it's been difficult to maintain investor interest-a level typically described as "rate shock." Yet this environment is especially beneficial to municipal bond owners. When Treasury yields decline, municipal yields generally tend to fall more slowly. As a result, municipals are providing better income to investors than after-tax Treasury income, even to investors in the lowest tax brackets.

Moving forward, the bond market in general and municipal bonds in particular should fare well against a backdrop of stagnant to possibly negative economic growth. In the aftermath of the tragic terrorist attacks on the U.S., domestic and global growth is expected to slow even more than had been anticipated. While the extent of the domestic slowdown is difficult to predict, the Federal Reserve lowered rates again in September and is likely to continue cutting short-term rates until signs of a recovery emerge.

While there are reasons to be cautious considering the impressive returns of the past year, even with the historically low level of interest rates and the significant level of monetary and fiscal stimulus injected into the economy, it seems premature to begin forecasting higher rates. We think the weaker economy will be the major influence on interest rates over the near term. We recognize, however, that these are uncertain times for the markets, and we will be flexible in our response to conditions as they transpire.

Respectfully submitted,


Joseph K. Lynagh
Chairman of the Investment Advisory Committee
Tax-Exempt Money Fund


Charles B. Hill
Chairman of the Investment Advisory Committees
Tax-Free Short-Intermediate and Tax-Free Intermediate Bond Funds


Mary J. Miller
Chairman of the Investment Advisory Committees
Tax-Free Income and Tax-Free High Yield Funds

September 16, 2001


Performance Comparison
--------------------------------------------------------------------------------

These charts show the value of a hypothetical $10,000 investment in each fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

TAX-EXEMPT MONEY SHARES
--------------------------------------------------------------------------------
                                               Lipper             Tax-Exempt
                                        Funds Average           Money Shares
--------------------------------------------------------------------------------

8/91                                            10000                  10000
8/92                                            10317                  10299
8/93                                            10531                  10514
8/94                                            10746                  10743
8/95                                            11093                  11095
8/96                                            11434                  11446
8/97                                            11783                  11806
8/98                                            12145                  12183
8/99                                            12467                  12522
8/00                                            12875                  12950
8/01                                            13263                  13363


TAX-EXEMPT MONEY PLUS SHARES
--------------------------------------------------------------------------------
                                                                  Tax-Exempt
                                               Lipper             Money PLUS
                                              Average                  Share
--------------------------------------------------------------------------------

11/1/98                                         10000                  10000
8/99                                            10215                  10206
8/00                                            10551                  10535
8/01                                            10869                  10853



TAX-FREE SHORT-INTERMEDIATE FUND
--------------------------------------------------------------------------------

                                                  Lipper
                 Lehman  Brothers     Short-Intermediate               Tax-Free
                        3-Year GO         Municipal Debt     Short-Intermediate
                       Bond Index          Funds Average                   Fund
--------------------------------------------------------------------------------

8/91                        10000                  10000                  10000
8/92                        10879                  10858                  10709
8/93                        11595                  11722                  11403
8/94                        11895                  11939                  11651
8/95                        12708                  12652                  12336
8/96                        13208                  13112                  12810
8/97                        13941                  13866                  13492
8/98                        14745                  14668                  14248
8/99                        15174                  14931                  14579
8/00                        15887                  15575                  15235
8/01                        17150                  16788                  16423



TAX-FREE INTERMEDIATE BOND FUND
--------------------------------------------------------------------------------

                                                  Lipper
                  Lehman Brothers           Intermediate               Tax-Free
                 7-Year Municipal         Municipal Debt           Intermediate
Bond Index          Funds Average              Bond Fund
--------------------------------------------------------------------------------

11/30/92                    10000                  10000                  10000
8/93                        10883                  10892                  11103
8/94                        11037                  11020                  11308
8/95                        12007                  11829                  12212
8/96                        12475                  12343                  12696
8/97                        13446                  13260                  13572
8/98                        14471                  14242                  14599
8/99                        14688                  14299                  14652
8/00                        15597                  15055                  15460
8/01                        17061                  16413                  16876


TAX-FREE INCOMEFUND
--------------------------------------------------------------------------------

                 Lehman  Brothers         Lipper General               Tax-Free
                        Municipal         Municipal Debt                 Income
                       Bond Index          Funds Average                   Fund
--------------------------------------------------------------------------------
8
/91                        10000                  10000                  10000
8/92                        11116                  11136                  11166
8/93                        12473                  12507                  12676
8/94                        12490                  12400                  12575
8/95                        13598                  13340                  13594
8/96                        14310                  14013                  14336
8/97                        15633                  15287                  15623
8/98                        16985                  16580                  17008
8/99                        17070                  16343                  16813
8/00                        18226                  17197                  17836
8/01                        20084                  18905                  19736


TAX-FREE HIGH YIELDFUND
--------------------------------------------------------------------------------

                                       Lipper High Yield               Tax-Free
                  Lehman Brothers         Municipal Debt             High Yield
               Revenue Bond Index          Funds Average                   Fund
--------------------------------------------------------------------------------

8/91                        10000                  10000                  10000
8/92                        11181                  11011                  11145
8/93                        12638                  12229                  12615
8/94                        12619                  12311                  12711
8/95                        13742                  13270                  13701
8/96                        14544                  13990                  14500
8/97                        15971                  15352                  15991
8/98                        17390                  16699                  17408
8/99                        17464                  16582                  17202
8/00                        18603                  16683                  17658
8/01                        20500                  17853                  19284


Average Annual Compound Total Return
--------------------------------------------------------------------------------

  This table shows how each fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.


  Periods                                                     Since    Inception
  Ended 8/31          1 Year      5 Years     10 Years     Inception       Date
  ------------------------------------------------------------------------------

  Tax-Exempt
  Money                 3.19%        3.15%        2.94%        --       4/8/81

  Tax-Exempt
  Money PLUS            3.02         --           --           2.93%   11/1/98

  Tax-Free
  Short-Intermediate    7.80         5.10         5.09         --     12/23/83

  Tax-Free
  Intermediate Bond     9.16         5.86         --           6.16   11/30/92

  Tax-Free
  Income               10.66         6.60         7.04         --     10/26/76

  Tax-Free
  High Yield            9.21         5.87         6.79         --       3/1/85



  Investment return represents past performance and will vary. Shares of the bond funds may be worth more or less at redemption than at original purchase, as their principal value will fluctuate. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. Investments in the money fund and PLUS Class shares are not insured or guaranteed by the FDIC or any other government agency. Although they seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the money fund and PLUS Class shares.


For fund and account information
or to conduct transactions,
24 hours, 7 days a
week By touch-tone telephone
Tele*Access(registered trademark)  1-800-638-2587
By Account Access on the Internet
www.troweprice.com/access

For assistance with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132

To open a brokerage account
or obtain information, call:
1-800-638-5660

For the hearing impaired, call:
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Internet address:
www.troweprice.com
Plan Account Lines for retirement
plan participants:
The appropriate 800 number
appears on your retirement account statement.

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus appropriate to the fund or funds covered in this report.

Investor Centers:
For directions, call 1-800-225-5132
or visit our Web site at
www.troweprice.com/investorcenters

Baltimore Area
Downtown
105 East Lombard Street

Owings Mills
Three Financial Center
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Boston Area
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Wellesley

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Oak Brook

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Warner Center
21800 Oxnard Street, Suite 270
Woodland Hills

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Short Hills, New Jersey

San Francisco Area
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Walnut Creek

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10th Floor

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Downtown
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Suite 150

T. Rowe Price Invest with Confidence (registered trademark)
T. Rowe Price Investment Services, Inc., Distributor.         C03-051  8/31/01